UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - FEBRUARY 28, 2005

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Caster Avenue
Vaughan, Ontario, Canada L4L 5Y9
(Address of principal executive offices)

(905) 264-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Introduction

On February 28, 2005 we entered into a material amendment to the “Trust Agreement for the Benefit of the Shareholders of Mega-C Power Corporation” that we originally executed on December 31, 2003. All terms of the amendment are incorporated in a “First Amended and Restated Trust Agreement for the Benefit of the Shareholders of Mega-C Power Corporation” which has been filed as an Exhibit to this Current Report on Form 8-K.

Sally A. Fonner, who has served as sole Trustee of the Mega-C Trust since March 24, 2004, was a principal stockholder of our company from January 23, 2003 through January 9, 2004. Ms. Fonner also served as an officer of our company from February 3, 2003 through December 31, 2003, and as a member of our board of directors from February 3, 2003 through February 2, 2004. In her individual capacity, Ms. Fonner owns 32,700 shares of our common stock and capital warrants that are presently exercisable to purchase 116,700 shares of our common stock at a price of $2.00 per share.

The Mega-C Trust is an irrevocable trust that we established in December 2003 as an integral element of business combination between our company and Axion Power Corporation (“Axion (Ontario)”). The purpose of the Mega-C Trust was to preserve the potential equitable interests of the shareholders of Mega-C Power Corporation (“Mega-C”), a prior licensee of our company’s E3Cell technology, while insulating our company and our E3Cell technology from the potential litigation risks associated with the prior business of Mega-C and the alleged unlawful activities of certain directors, officers and stockholders of Mega-C.

Our decisions to engage in the business combination with Axion (Ontario) and create the Mega-C Trust were vigorously opposed by one of Mega-C’s principal promoter groups. In February 2004, this group filed a lawsuit against our company, Mega-C and 31 other defendants that claimed an ownership interest in the E3Cell technology and a conspiracy to deprive Mega-C and its promoters of their rights to the technology. We believed the lawsuit was without merit and ultimately concluded that a Chapter 11 reorganization of Mega-C would be the most efficient way to determine the rights and responsibilities of the various parties. We filed an involuntary Chapter 11 bankruptcy petition against Mega-C in April 2004.

Description of Amended Trust Agreement

Overview The Mega-C Trust was originally intended as an informal bankruptcy alternative that would provide mechanisms to:

•	Pay Mega-C’s debts and the administrative costs of processing shareholder claims;

•	Distribute shares of our stock to investors who bought Mega-C shares for cash;

•	Distribute cash to shareholders who did not buy Mega-C shares for cash, but acquired them in other good faith transactions; and

•	Exclude Mega-C’s promoters and their accomplices unless they negotiated settlements with the Trustee.

Reason for amendments to trust agreement As an informal bankruptcy alternative, the trust agreement included a variety of requirements and procedures and that are inconsistent with the Bankruptcy Act. We amended the trust agreement to minimize the potential conflicts and avoid a duplication of effort. None of these amendments adversely impacted the rights of Mega-C’s lawful creditors and shareholders.

Term and Trustee The Mega-C Trust is a separate legal entity that will continue in existence until all property contributed to the trust has been sold, distributed, or surrendered to our company. The sole Trustee is Sally Fonner, a resident of Dunedin, Florida.

Trust corpus The initial corpus of the trust was 7,327,500 shares of our stock. In connection with the amendment we have agreed to contribute 500,000 additional shares and $100,000 cash to the Mega-C Trust, for the purpose augmenting the Trust corpus and offsetting the administrative and operating costs, including legal fees, that have been and will be incurred by the Trust, Mega-C and the Bankruptcy Trustee in connection with the Chapter 11 Case and the new Trustee compensation provisions of the amendment.

Priority for Mega-C’s creditors The interests of Mega-C’s shareholders are subordinate to and subject to reduction for the claims of any Mega-C creditors that are entitled to priority under applicable law. These claims include (1) all administrative and operating costs incurred by the Trust, including legal fees; (2) all administrative and operating costs incurred by Mega-C or the Bankruptcy Trustee after the commencement of the Chapter 11 Case, including legal fees, regardless of whether the associated claims are allowed by the Bankruptcy Court in connection with the Chapter 11 Case; and (3) all other allowed claims of Mega-C’s Creditors who are entitled to priority over shareholders under applicable law. Subject to the supervision of the Bankruptcy Court, the Trustee is authorized to sell all or any portion of the trust assets and use the sale proceeds to pay administrative costs and creditors’ claims before any remaining assets are distributed to or sold for the benefit of Mega-C’s shareholders. We have registered 7,327,500 shares under Securities Act to facilitate future sales and distributions. We have agreed to file additional registration statements if necessary or desirable.

Identification of potential beneficiaries The potential beneficiaries include all of Mega-C’s creditors and shareholders. While we believe the identification of Mega-C’s creditors will be a simple matter, the identification of the Mega-C’s shareholders will likely be difficult because Mega-C’s history is complex and poorly documented. Mega-C did not observe the normal corporate formalities in connection with its operations and it did not obtain the advice of counsel before issuing stock certificates or accommodating the resale and transfer of shares. The stock issue and transfer records that do exist are incomplete. As a result, it is impossible to determine from the records how many Mega-C shares were issued and whether the shares were properly issued under Nevada law. Therefore the Trustee will, at the earliest practicable date, ask Mega-C’s bankruptcy trustee to prepare a list of all owners of duly authorized, validly issued, fully paid and nonassessable Mega-C Shares that includes.

•
The identity of each person who has established to the satisfaction of the bankruptcy trustee that he is the sole lawful owner of duly authorized, validly issued, fully paid and nonassessable Mega-C Shares;

•	The number of Mega-C Shares owned by each person identified in the shareholders list; and

•	The average price per share paid by each person identified in the shareholders list.

If the bankruptcy trustee provides the requested list, the Trustee will petition the Bankruptcy Court for an order certifying the shareholder list prepared by the bankruptcy trustee. If the Chapter 11 Case is dismissed, the bankruptcy trustee does not provide the requested shareholder list, or the Bankruptcy Court does not certify shareholder list prepared by the bankruptcy trustee, the Trustee will be required to prepare an equivalent list based on the proofs of claim filed in the Chapter 11 Case and seek a declaratory judgment from the Nevada District Court that specifies the identities, ownership interests and consideration paid by the Mega-C Shareholders. When the Bankruptcy Court or the Nevada District Court grants a final order that certifies the shareholders list, the order will constitute a final determination that the persons identified in the order are entitled to claim Beneficiary status under the Trust. Mega-C shareholders will have no interest in either the trust or the trust assets until the Bankruptcy Court or the Nevada District Court has certified their status. All costs of the shareholder certification process will be paid as an administrative expense of either the Chapter 11 case or the Mega-C Trust.

Classification of court certified beneficiaries Based on the information included in the certified shareholders list, the Trustee will classify each Mega-C shareholder in one of the following categories:

•	Category-I includes all Mega-C shareholders who purchased their shares for a price of at least $1 per share that was paid in money, property or services actually performed and reasonably valued.

•	Category-II includes all Mega-C shareholders who did not pay at least $1 per share, provided that the Trustee may administratively reclassify small shareholders as Category-I beneficiaries.

•
Category-III includes all Mega-C shareholders who have allegedly violated applicable law in connection with the offer, sale or resale of Mega-C’s securities unless there has been a judicial or administrative determination that the alleged activity did not occur or was not illegal.

The trust has not been divided into shares and certified beneficiaries have no right to vote or otherwise influence the activities of the trust or the distribution decisions of the Trustee. All certified shareholders who fall into a particular category will be treated equally.

Contingent reduction of trust corpus If the final court approved shareholders list shows that fewer than 14,655,000 Mega-C Shares are duly authorized, validly issued, fully paid, non-assessable and outstanding, the corpus of the trust will be subject to reduction. In that event, the Trustee will divide the total number of certified shares by two and then add 500,000 to determine the final number of shares that will constitute the entire corpus of the trust. If the number of shares issued to the Trust exceeds the number calculated by the Trustee, any excess shares will be surrendered to us for cancellation. There will be no adjustments to trust corpus if more than 14,655,000 Mega-C shares are outstanding. We cannot estimate the number of shares that will ultimately be surrendered for cancellation, if any.

Sale and distribution of shares Until the shareholder certification and classification process is complete, the assets of the trust cannot be used for any purpose other than the payment of administrative expenses of the Trust and the Chapter 11 case. Moreover, the Trustee cannot sell, distribute or dispose of trust property without an order of the Bankruptcy Court. When the court has certified the stockholder list, all creditors’ claims have been paid and any excess shares have been returned for cancellation, the Trustee will distribute the remaining shares as follows:

•	Category-I beneficiaries will be entitled to receive a prompt in-kind distribution of our shares;

•
Category-II beneficiaries will not be entitled to receive in-kind distributions, but will be entitled to receive their proportional share of the cash proceeds received from the sale of those shares; and

•
Category-III beneficiaries will not be entitled to receive any distributions unless they enter into a separate settlement agreement with the Trustee. In the absence of an agreement, any sale proceeds that would otherwise be allocated to a Category-III beneficiary will be given to the American Red Cross in the name of the Category-III beneficiary.

Potential interim distribution When the Trustee has received a court approved shareholders list, she may petition the Bankruptcy Court for an interim order authorizing partial distributions of our stock to persons who will be classified as Category-I Beneficiaries, provided that no interim distributions can be made in the absence of a finding that the shares to be retained by the Trust after the interim distribution constitute adequate security for creditors’ claims and the unresolved claims of other Mega-C shareholders.

Trustee fees The Trustee will receive a fixed salary of $20,000 per month until the shareholder certification and classification process is complete. Thereafter, the Trustee will receive a variable administrative fee equal to 2% of the net proceeds (after brokerage commissions and other direct expenses) from the sale of trust assets to pay creditors’ claims and provide cash distributions to beneficiaries. All payments to the Trustee will be treated as an operating expense of the trust and financed from the sale of assets.

Books, records and reporting The Trustee is required to keep adequate books and records of the trust in accordance with generally accepted accounting principles. Within 90 days after the end of each calendar year the Trustee is required to deliver an audited annual report to the Category-II beneficiaries. In addition to the audited annual report, the Trustee is required to deliver an unaudited quarterly report to the Category II beneficiaries within 45 days after the end of interim fiscal quarter.

Binding arbitration of disputes The trust agreement authorizes the Trustee to refer any disputes between our company, the Trustee and the beneficiaries to binding arbitration. If arbitration is required, the party whose actions necessitated the arbitration will be required to pay the reasonable attorney’s fees incurred by Trustee, together with any other disbursements, expenses, losses, costs and damages resulting from such actions.

Trustee’s power to sell shares Subject to Bankruptcy Court supervision, the Trustee is authorized to sell shares for the purpose of paying the ordinary and necessary administrative and operating expenses of the Trust and the Chapter 11 Case. The Trustee is also authorized to borrow money for Trust purposes and uses our shares as collateral for such loans.

Trustee’s power to vote The trust agreement requires the Trustee to vote the shares held by the trust proportionally with the votes actually cast by persons other than the trust, thereby insuring the presence of a quorum at all stockholder meetings while preventing the Trustee from exercising voting control over our company.

Amendments of trust agreement With the consent of the Trustee which may not be unreasonably withheld, the trust agreement may be amended at any time at the request of our company, the Trustee, the OSC or the SEC, provided that no amendment may reduce, diminish or qualify the rights, privileges and preferences of the Category-I and Category-II beneficiaries or the Trustee.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the execution of the amendment discussed in Item 1.01, we have agreed to issue 500,000 shares of our common stock to the Trust for the Benefit of the Shareholders of Mega-C Power Corporation. The date of the transaction was February 28, 2005. For accounting and financial reporting purposes, the stock issuance transaction will be valued at $1,000,000, or $2 per share, which will be charged to expense in the current quarter. After giving effect to the transaction, the Mega-C Trust will own 7,827,500 shares, or approximately 54.1% of our issued and outstanding common stock. As described in Item 1.01, the Mega-C Trust may be obligated to return certain shares to our company for cancellation. However, we cannot estimate the number of shares that will ultimately be surrendered for cancellation, if any, or the time that may elapse before the final number is known.

The augmentation of the Mega-C Trust was a negotiated private placement transaction that was exempt under Section 4(2) of the Securities Act. Our securities were issued to a special purpose entity that was created by our company in December 2003 and owns over half of our outstanding securities. In connection with the transaction, the Trustee of the Mega-C Trust was provided with information analogous to the information that would have been required in a registration statement under the Securities Act. We did not use any form of advertising or general solicitation in connection with the transaction. The securities issued to the Mega-C Trust are not transferable in the absence of an effective registration statement under the Act, or an available exemption therefrom, and all certificates issued to the Mega-C Trust are imprinted with a restrictive legend to that effect.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 4.8	First Amended and Restated Trust Agreement for the Benefit of the Shareholders of Mega-C Power Corporation dated February 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXION POWER INTERNATIONAL, INC,
February 28, 2005

By: /s/ Charles Mazzacato
       Charles Mazzacato, Chief Executive Officer